Assignment of Rights in Invention              Docket No.
     (Multiple inventors; single assignee; without witness or notarizations

  Inventor(s)                     Residence of Inventor(s)
  John A. Roberts                 151 Robson Court
                                  Kanata
                                  Ontario. CANADA K2K 2W 1

  Chris Skillen                   7 Winton Road,,
                                  Toronto
                                  Ontario, CANADA   M4N 3E2

  Micah Grinstead                 778 Pattersons Corners Road,
                                  RR#2 Oxford Mills,
                                  Ontario, CANADA K0G 1S0

  Assignee                        Residence or Principal Place of Business of
                                  Assignee
  Radiate Research Inc.           300 March Road, Suite 444
                                  Kanata,
                                  Ontario, CANADA K2K 2E2
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    Whereas I, the above mentioned inventor(s) have invented certain new and useful improvements in: Utility Patent Application entitled Heated Change Pad System, U.S. Serial Number 60/663,474, filed 18 March, 2005 and any patents issuing there from. (hereinafter referred to as "Invention") for which I am making application for letters Patent in the United States of America.

    And, whereas I desire to assign 100% undivided interest in said invention , said application disclosing the Invention and any Letters Patent which may be granted therefore to the above named Assignee(s), and whereas said Assignee is desirous of acquiring the entire right, title and interest in the same:

    Now, this indenture witnessth, that for the sum of ten dollars ($10) and other good and valuable consideration , the receipt whereof is hereby acknowledged.

    I hereby assign, sell and transfer a %100 undivided interest in said invention, said application, including any divisions, continuations, and continuations-in-part thereof, and in and to any all Letters Patent of the United States, and countries foreign thereto, which may be granted for said invention, and in and to any and all priority rights, Convention rights, and other benefits accruing or to accrue to me with respect to the filing of applications for patents or securing of patents in the United States and countries foreign thereto, unto said Assignee(s).

    And I hereby authorize and request the Commissioner of the Patents and Trademarks to issue said United States Letters Patent to said Assignee(s), as Assignee of the whole right, title and interest thereto;

    And I further agree to execute all necessary and lawful future documents, including assignments in favor of Assignee, or its designees as Assignee or its Assignees may from time-to-time present to me in order to perfect title in said Invention, modifications, and improvements in said Invention, applications and Letters Patent of the United States and countries foreign thereto;

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                      Assignment of Rights in Invention              Docket No.
     (Multiple inventors; single assignee; without witness or notarizations

  Inventor(s)                     Residence of Inventor(s)
  John A. Roberts                 151 Robson Court
                                  Kanata
                                  Ontario. CANADA K2K 2W 1

  Chris Skillen                   7 Winton Road,,
                                  Toronto
                                  Ontario, CANADA   M4N 3E2

  Micah Grinstead                 778 Pattersons Corners Road,
                                  RR#2 Oxford Mills,
                                  Ontario, CANADA K0G 1S0

  Assignee                        Residence or Principal Place of Business of
                                  Assignee
  Radiate Research Inc.           300 March Road, Suite 444
                                  Kanata,
                                  Ontario, CANADA K2K 2E2
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    And I further agree and to sign and properly execute such necessary and lawful papers for application for foreign patents for filing divisions, continuations, and continuations in-part of said application for patent and/or, for obtaining any reissue or reissues of any Letters Patent which may be granted for my aforesaid invention, as the Assignee thereof shall here after require and prepare at its own expense.

    Executed this 25th Day of October 2005

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(Signature of Inventor)


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(Signature of Inventor)


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(Signature of Inventor)